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Exhibit 99

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF
BOISE CASCADE CORPORATION

        We are providing this Certificate pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C., Section 1350. It accompanies Boise Cascade Corporation's annual report on Form 10-K for the year ended December 31, 2002.

        I, George J. Harad, Boise Cascade Corporation's chief executive officer, certify that:

        (i)    the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

        (ii)  the information contained in the Form 10-K fairly presents, in all material respects, Boise Cascade Corporation's financial condition and results of operations.

/s/ GEORGE J. HARAD George J. Harad Chief Executive Officer

        I, Theodore Crumley, Boise Cascade Corporation's chief financial officer, certify that:

        (i)    the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

        (ii)  the information contained in the Form 10-K fairly presents, in all material respects, Boise Cascade Corporation's financial condition and results of operations.

/s/ THEODORE CRUMLEY Theodore Crumley Chief Financial Officer

Dated: March 4, 2003

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  Exhibit 99